SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  January 24, 2000
                                                        ------------------------

                               ALYN CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)

         Delaware                   000-21153                 33-0709359
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      (State or Other        (Commission File Number)      (I.R.S. Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)

                  16761 Hale Avenue
                  Irvine, California                             92606
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       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code (949) 425-1525
                                                          ----------------------

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant has engaged Deloitte & Touche LLP to be its principal accountant effective January 31, 2000, to audit its accounting statements for the year ended December 31, 1999. The Registrant has dismissed, and therefore has terminated its client-auditor relationship with, PricewaterhouseCoopers LLP, its previous principal accountant with respect to the audit of the Registrants' financial statements. PricewaterhouseCoopers LLP issued an unqualified opinion on the Registrant's consolidated financial statements as of and for the year ended December 31, 1997, and a qualified opinion as of and for the year ended December 31, 1998.

PricewaterhouseCoopers LLP qualified its opinion as of and for the year ended December 31, 1998, by including a going concern modification. PricewaterhouseCoopers LLP qualified its opinion because at that time the Registrant needed to raise additional capital in order to continue operations at then-current levels for the next twelve months and the Registrant lacked a history of operations that would adequately suggest that it would raise such funds.

The decision to change accountants was approved by the Board of Directors of the Registrant by unanimous written consent.

During the two most recent fiscal years and the subsequent interim period preceding this termination, there were no disagreements over accounting matters, financial disclosures, or any other limitations on the scope or procedure of the independent auditor in the course of performing professional services. The Registrant has authorized PricewaterhouseCoopers LLP to respond fully to any inquiries of Deloitte & Touche LLP concerning the work done and conclusions drawn in performing previous audits of the Registrant and concerning the reasons for termination of the services of PricewaterhouseCoopers LLP.


ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS

      Exhibit A.  Letter from PricewaterhouseCoopers LLP- to be filed as an amendment to the 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ALYN CORPORATION

January 24, 2000                           /s/  Raymond Brooks
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                                           Raymond Brooks
                                           Chief Financial Officer